UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2023

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As further described below in Item 5.07 of this Current Report on Form 8-K, on June 7, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Science Applications International Corporation (the “Company”), the Company’s stockholders approved the Science Applications International Corporation 2023 Equity Incentive Plan (the “2023 Plan”). A description of the 2023 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”) in the section entitled “Proposal Four - Approval of the 2023 Equity Incentive Plan,” which description is incorporated herein by reference. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The forms of the following agreements to be used in connection with awards made under the 2023 Plan applicable to the Company’s executive officers and non-employee directors are filed as Exhibits 10.2 and 10.3, respectively, hereto and the terms thereof are incorporated herein by reference and constitute a part of this Current Report on Form 8-K: (i) Form of Restricted Stock Unit Award Agreement of the Science Applications International Corporation 2023 Equity Incentive Plan, and (ii) Form of Performance Stock Unit Award Agreement of the Science Applications International Corporation 2023 Equity Incentive Plan.
As further described below in Item 5.07 of this Current Report on Form 8-K, on June 7, 2023, at the Annual Meeting, the Company’s stockholders approved the Science Applications International Corporation Amended and Restated 2013 Employee Stock Purchase Plan (the “Amended and Restated 2013 Plan”). A description of the Amended and Restated 2013 Plan is set forth in the Proxy Statement in the section entitled “Proposal Five - Approval of the Amended and Restated 2013 Employee Stock Purchase Plan,” which description is incorporated herein by reference. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2013 Plan, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its virtual Annual Meeting on June 7, 2023. The holders of 45,585,804 shares of common stock of the Company, or approximately 84% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. The final voting results on each of the matters presented to stockholders for a vote is set forth below.

1.    The nominees to the Board of Directors of the Company were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Garth N. Graham	41,051,221	752,592	92,246	3,689,745
Carolyn B. Handlon	41,610,511	196,837	88,711	3,689,745
Yvette M. Kanouff	41,343,363	458,785	93,911	3,689,745
Nazzic S. Keene	41,590,060	220,931	85,068	3,689,745
Timothy J. Mayopoulos	41,386,487	409,475	100,097	3,689,745
Katharina G. McFarland	41,061,682	755,207	79,170	3,689,745
Milford W. McGuirt	41,031,151	759,273	105,635	3,689,745
Donna S. Morea	39,224,951	2,566,982	104,126	3,689,745
James C. Reagan	41,448,243	350,724	97,092	3,689,745
Steven R. Shane	41,335,073	475,816	85,170	3,689,745
2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement (or a say-on-pay vote) was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
39,380,463	2,288,213	227,383	3,689,745

3.    The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2024 was approved based upon the following votes:

Number of Votes
For	Against	Abstain
45,364,838	134,340	86,626
4.    The proposal to approve the 2023 Plan was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
40,769,176	970,154	156,729	3,689,745

5.    The proposal to approve the Amended and Restated 2013 Plan was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
41,563,036	217,497	115,526	3,689,745

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Science Applications International Corporation 2023 Equity Incentive Plan, effective June 7, 2023. Incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (File No. 333-272484) as filed with the Securities and Exchange Commission on June 7, 2023.

10.2	Form of Restricted Stock Unit Award Agreement of the Science Applications International Corporation 2023 Equity Incentive Plan.

10.3	Form of Performance Stock Unit Award Agreement of the Science Applications International Corporation 2023 Equity Incentive Plan.

10.4	Science Applications International Corporation Amended and Restated 2013 Employee Stock Purchase Plan, effective June 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2023
Science Applications International Corporation

By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary